SCHEDULE 14A INFORMATION
                    Proxy statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                            (Amendment No. ________)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) [X] Definitive Proxy Statement [ ] Definitive Additional Materials

[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                               FinishMaster, Inc.

                (Name of Registrant as Specified In Its Charter)

                               FinishMaster, Inc.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)    Title of each class of securities to which transaction applies:

       2)    Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(Set forth the amount on which the filing fee is calculated and state how it was determined):

       4)    Proposed maximum aggregate value of transaction:

       5)    Total fee paid:


[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)    Amount Previously Paid:

             -------------------------------------------------------------------

       2)    Form, Schedule or Registration Statement No.:

             -------------------------------------------------------------------

       3)    Filing Party:

             -------------------------------------------------------------------

       4)    Date Filed:

             -------------------------------------------------------------------

                               FINISHMASTER, INC.
                             4259 40TH STREET, S.E.
                            KENTWOOD, MICHIGAN 49512
                                 (616) 949-7604

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ----------------------------------------

                            TO BE HELD APRIL 30, 1997

To the Shareholders of FinishMaster, Inc.:

      Notice is hereby given that the Annual Meeting of Shareholders of FinishMaster, Inc., an Indiana corporation (the "Company"), will be held at the Hilton Hotel, 4747 28th Street, S.E., Grand Rapids, Michigan on Wednesday, April 30, 1997, at 10:00 a.m., local time, for the following purposes, all of which are more completely set forth in the accompanying proxy statement.

     1. Election of Directors. To elect seven (7) Directors for the ensuing year;

     2. Ratification of Auditors. To ratify and approve the selection of Coopers & Lybrand, LLP, as auditors for the fiscal year ending December 31, 1997.

     3. Other Business. To transact such other business as may properly come before the meeting.

      In accordance with the Bylaws of the Company and a resolution of the Board of Directors, the record date for the meeting has been fixed at March 17, 1997. Only Shareholders of record at the close of business on that date will be entitled to vote at the meeting or any adjournment thereof.

      We urge you to read the enclosed Proxy Statement carefully so that you may be informed about the business to come before the meeting, or any adjournment thereof. At your earliest convenience, please sign and return the accompanying proxy in the postage-paid envelope furnished for that purpose. A copy of our Annual Report for the period ended December 31, 1996, is enclosed. The Annual Report is not a part of the proxy soliciting material enclosed with this letter.

                                        By Order of the Board of Directors


                                        /s/ Andre B. Lacy
                                         Andre B. Lacy, Chairman of the Board
                                          and Chief Executive Officer

Indianapolis, Indiana
April 9, 1997

                             YOUR VOTE IS IMPORTANT

      IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                               FINISHMASTER, INC.

                             4259 40th Street, S.E.
                            Kentwood, Michigan 49512

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

      This Proxy Statement is being furnished to the holders of common stock, without par value (the "Common Stock"), of FinishMaster, Inc., an Indiana corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders to be held at 10:00 a.m., local time, on Wednesday, April 30, 1997, at the Hilton Hotel, 4747 28th Street, S.E., Grand Rapids, Michigan, and at any adjournment of such meeting. This Proxy Statement is expected to be mailed to shareholders on or about April 9, 1997.

      The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted "FOR" each of the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.

      Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Chief Financial Officer of the Company written notice thereof at least twenty-four (24) hours before the commencement of the meeting (Roger Sorokin, 4259 40th Street, S.E., Kentwood, Michigan 49512), (ii) submitting a duly executed proxy bearing a later date, or
(iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

      The purpose of this Annual Meeting of Shareholders shall be to elect Directors, to ratify the selection of the Company's auditors for the fiscal year ended December 31, 1997, and to transact such other business as may properly come before the meeting.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      The Common Stock is the only voting stock of the Company. Holders of record at the close of business on March 17, 1997, are entitled to one (1) vote for each share of Common Stock held. As of March 17, 1997, there were approximately  5,992,640  shares  of  the  Company's  Common  Stock  issued  and outstanding, and the Company had no other class of equity securities outstanding. Holders of stock entitled to vote at the meeting do not have cumulative voting rights in respect of the election of directors.

      In an election of directors, each director is elected by a plurality of the votes cast. Actions other than elections of directors are authorized by a majority of the votes cast by the holders of shares entitled to vote thereon. Although Indiana law and the Articles of Incorporation and Bylaws of the Company are silent on the issue, it is the intent of the Company that proxies received which contain abstentions or broker non-votes as to any matter will be included in the calculation of the presence of a quorum, but will not be counted as votes cast for or against the action to be taken on the matter.

Security Ownership By Principal Holders

      The following table sets forth information regarding the beneficial ownership of the Common Stock of the Company as of March 17, 1997, by each person who is known to the Company to own 5% or more of its Common Stock:


                                         Number of Shares of
            Name and Address of             Common Stock
             Beneficial Owner            Beneficially Owned          % of Class
             ----------------            ------------------          ----------
LDI AutoPaints, Inc.(1)                      4,045,100(1)               67.5
54 Monument Circle
Indianapolis, Indiana  46204
Edgemont Asset Management                      365,000                   6.1
  Corporation
140 East 45th Street
43rd Floor
New York, New York  10017

(1)  LDI  AutoPaints,   Inc.,  an  Indiana  corporation  ("AutoPaints"),   is  a
wholly-owned subsidiary of Lacy Distribution, Inc., an Indiana corporation ("Lacy"), and an indirect wholly-owned subsidiary of LDI, Ltd., an Indiana limited partnership ("LDI"). LDI has two managing partners: LDI Management, Inc. ("LDIM"), its corporate managing general partner, and Andre B. Lacy, the Chairman and Chief Executive Officer of the Company. AutoPaints, Lacy, LDI, LDIM and Andre B. Lacy have jointly filed a Schedule 13D to report beneficial ownership of the 4,045,000 shares held of record by AutoPaints. Effective December 31, 1996, LDI transferred to AutoPaints 100 shares of the Company which LDI had purchased on the open market in August, 1995. Andre B. Lacy, individually, owns an additional 6,000 shares of the Company's Common Stock.



                       PROPOSAL I - ELECTION OF DIRECTORS

      The Company's Bylaws provide that the number of directors may be changed from time to time, as determined by the Board of Directors or shareholders of the Company. The Board of Directors currently consists of seven members. Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the following nominees to the Board of Directors, to hold office until the next Annual Meeting or until their successors are elected. In the event any nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee recommended by the Board of Directors. Proxies will be voted only to the extent of the number of nominees named. At this time, the Board of Directors knows of no reason why any nominee may not be able to serve as a director if elected. Directors are elected to serve until the next Annual Meeting or until their successors are elected and qualified.

Security Ownership by Directors and Executive Officers

      The following table sets forth information as of March 17, 1997 with respect to the number and percentage of Common Stock beneficially owned by (i) each director nominee, (ii) each Named Executive Officer (as defined below), and
(iii) all directors and executive officers of the Company as a group.

                                                                           Amount and Nature
                                                                        of Beneficial Ownership
                                                                         of Common Stock as of
                                                                           March 17, 1997 (1)
                                                                   ----------------------------------------
               Name of                     Director of               Sole Voting &         Shared Voting &        Percentage
        Beneficial Owner (1)              Company Since            Investment Power        Investment Power       of Class
        ----------------                  -------------            ----------------        ----------------       --------
Director Nominees:
Andre B. Lacy                                 1996                      6,000                  4,045,100(2)          67.6%
Thomas U. Young                               1996                        ---                        ---                *
Margot L. Eccles                              1996                        ---                  4,045,100(2)          67.5%
William J. Fennessy                           1996                        400                        ---                *
Walter S. Wiseman                             1996                        ---                        ---                *
Michael J. Siereveld                          1993                     49,650(3)                     350                *
Peter L. Frechette                             ---                        ---                        ---                *


Other Executive Officers:
Christopher R. Banner,                         ---                     25,400(4)                     ---                *
      Vice President
Roger A. Sorokin,                              ---                     23,000(5)                     ---                *
      Vice President - Finance
Robert H. Reynolds, Secretary                  ---                        ---                        ---                *
All directors and executive                    ---                    104,450                  4,045,450(2)          68.3%
officers as a group (10)
---------------

*     Beneficial ownership does not exceed one percent (1%)

(1) Based upon information furnished by the respective director nominees and executive officers. Under applicable regulations, shares are deemed to be beneficially owned by a person if he directly or indirectly has or shares the power to vote or dispose of the shares and if he has the right to acquire such power with respect to shares within 60 days. Accordingly, shares subject to options are only included if exercisable within 60 days. Includes shares beneficially owned by members of the immediate families of the director nominees or executive officers residing in their homes.

(2) Includes all 4,045,100 shares of Common Stock held directly by AutoPaints. Mr. Lacy, the Chairman and CEO of the Company, is a general partner of LDI, the ultimate parent entity of AutoPaints. Mr. Lacy is also the sole shareholder and the Chairman, President and Chief Executive Officer of LDI Management, Inc., the corporate managing general partner of LDI ("LDIM"), and he is the Chairman and Chief Executive Officer of AutoPaints. Ms. Eccles serves as a director and as a Vice President of LDIM and as a director of AutoPaints. Due to their positions with LDIM and AutoPaints, Mr. Lacy and Ms. Eccles may be deemed to have voting and dispositive power with respect to these shares, and therefore to own such shares beneficially under applicable regulations.

(3) Includes 42,000 shares subject to stock options, which are currently exercisable in accordance with their terms.

(4) Includes 22,550 shares subject to stock options, which are currently exercisable in accordance with their terms.

(5) Consists of 23,000 Shares subject to stock options, which are currently exercisable in accordance with their terms.

      The following information is furnished concerning the director nominees, all of whom have been nominated by the Board of Directors.

     Mr. Lacy (age 57) was elected Chairman of the Board of Directors and Chief Executive Officer of the Company in July, 1996. Mr. Lacy is President, Chief Executive Officer and Chairman of the Board of Directors of LDIM, the corporate managing general partner of LDI. Mr. Lacy, individually, also serves as a general partner of LDI. Mr. Lacy serves as President, Chief Executive Officer and Chairman of the Board of Directors of Lacy, and he has served as Chairman of the Board of Directors and Chief Executive Officer of AutoPaints since its formation in April, 1996. Except for his positions with the Company and AutoPaints, Mr. Lacy has served in these capacities for more than the previous five years. Mr. Lacy also serves as a director of Tredegar Industries, Inc., Albemarle Corporation, IPALCO Enterprises, Inc., Herff Jones, Inc., The National Bank of Indianapolis, and Patterson Dental Company. Mr. Lacy is the brother of Margot L. Eccles.

     Mr. Young (age 64) was named Vice Chairman of the Board of Directors of the Company in July, 1996, and was subsequently elected President and Chief Operating Officer of the Company effective July 24, 1996. Mr. Young has served as a Vice President of LDIM and as President and Chief Operating Officer of AutoPaints since June, 1996. From 1989 until May 31, 1996, Mr. Young served as the World Wide Director of the Refinish Business for E.I. Dupont Co., Wilmington, Delaware.

     Ms. Eccles (age 61) has served as a director of the Company since July, 1996. She has served as a director of LDIM and as its Vice President and Assistant Secretary for more than the previous five years. Ms. Eccles also serves as a director, Vice President and Assistant Secretary of Lacy, and she has served as a director and Assistant Secretary of AutoPaints since its formation in April, 1996. Ms. Eccles is the sister of Andre B. Lacy.

      Mr. Fennessy (age 56) has served as the Treasurer and as a director of the Company since July, 1996. He has served as a Vice President, Treasurer and Chief Financial Officer of LDIM for more than the previous five years. Mr. Fennessy also serves as a director and as the Vice President, Treasurer and Chief Financial Officer of Lacy, and he has served as a director and Treasurer of AutoPaints since its formation in April, 1996.

      Mr. Frechette (age 59) has served as a director of the Company since August, 1996. He has also served as Chairman of the Board, President, and Chief Executive Officer of Patterson Dental Company, a distributor of dental supplies and equipment based in St. Paul, Minnesota, for more than the past five years.

     Mr. Siereveld (age 41) has served as Senior Vice President of the Company for more than the previous five years. He was elected to the Board of Directors of the Company in 1993.

     Mr. Wiseman (age 51) has served as a director of the Company since July, 1996. He has served as a Vice President of LDIM and as President of Major Video Concepts, Inc. ("MVC"), a wholesale distributor of videocassettes based in Indianapolis, Indiana, and a wholly-owned subsidiary of Lacy, for more than the previous five years. Mr. Wiseman has retired from such offices and retired from employment of MVC effective March 31, 1997.

      Except for Mr. Lacy and Ms. Eccles, no director or nominee for director is related to any other director or nominee for director or executive officer of the Company by blood, marriage, or adoption, and there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

THE DIRECTORS SHALL BE ELECTED UPON RECEIPT OF A PLURALITY OF VOTES CAST AT THE ANNUAL MEETING

Meetings and Committees of the Board of Directors

         The management of the Company is under the direction of the Board of Directors (the "Board"). At a meeting of the Board of Directors of the Company held on October 31, 1996, the Board of Directors of the Company determined to change the fiscal year of the Company from a fiscal year ending March 31 to a fiscal year ending December 31. As a result of such determination, the period covered by this proxy statement and the Company's most recent annual report on Form 10-K, which was filed on or before March 31, 1997, is the transition period from March 31, 1996 to December 31, 1996.

         During the period ended December 31, 1996, the Board met four (4) times in addition to taking a number of actions by unanimous written consent. During such period, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

         The Board has established an Audit Committee, Compensation Committee and an Executive committee. For the period ended December 31, 1996, all of the members of the Board were appointed to the Audit Committee, with Walter S. Wiseman serving as the Chair of such committee. The Audit Committee did not meet in the period ended December 31, 1996. The Audit Committee recommends the annual employment of the Company's auditors with whom the Audit Committee will review the scope of audit and non-audit assignments, related fees, the accounting principles used by the Company in financial reporting, internal financial auditing procedures and the adequacies of the Company's internal control procedures.

         The Compensation Committee consisted of Margot L. Eccles (serving as Chair), Peter L. Frechette and Mr. Wiseman for the period ended December 31, 1996. The Compensation Committee determines executive officer salaries and bonuses and administers the Company's stock option plan. The Compensation Committee did not meet during the period ended December 31, 1996.

         The Executive Committee, whose members consist of Andre B. Lacy and Thomas U. Young, in addition to such other duties as may be prescribed from time to time by the Board, has and exercises, during intervals between the meetings of the Board, all powers invested in the Board, subject to applicable legal requirements. The Executive Committee did not meet in the period ended December 31, 1996.

         The Board does not have a standing nominating committee.

Director Compensation

         In the period ended December 31, 1996, the non-employee directors of the Company were paid an annual retainer of $6,000, a board meeting fee of $1,000 per meeting, a committee meeting fee of $750 per meeting, and a telephonic board meeting fee of $250 per meeting. Directors of the Company who are employees of FinishMaster, AutoPaints, Lacy, LDI, LDIM or their affiliates do not receive compensation for their services as directors.

Compliance with Reporting Requirements

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), requires the Company's directors and executive officers and beneficial owners of more than 10% of the Company's equity securities to file with the Securities and Exchange Commission ("SEC") certain reports regarding the ownership of the Company's securities or any changes in such ownership. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file.

         Based solely on its review of the copies of such forms received by it, and/or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that, during the period ended December 31, 1996 and except as set forth below, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners with respect to Section 16(a) of the 1934 Act were complied with. Following his election as a director, Mr. Frechette did not file on a timely basis an Initial Statement of Beneficial Ownership of Securities on Form 3, but such form has since been filed, reporting that Mr. Frechette owns no securities of the Company.

Remuneration of Executive Officers

         The following table summarizes, for the Company's last two complete fiscal years and the nine month period ended December 31, 1996, the compensation of the persons who served as Chief Executive Officer of the Company during the period ended December 31, 1996 and each of the other most highly compensated executive officers of the Company who were serving as such at the end of such period and whose salary and bonus compensation exceeded $100,000 for services rendered in all capacities to the Company and its subsidiary during the most recent fiscal period (collectively, the "Named Executive Officers"). With the exception of Mr. Young, who serves as President and Chief Operating Officer of the Company, employees of LDI who serve as officers of the Company serve without compensation from the Company. See "Certain Transactions with Related Persons."

                           SUMMARY COMPENSATION TABLE


                                                                                                 Long-Term
                                                            Annual Compensation                Compensation
                                                                                        Securities        All Other
             Name and                      Fiscal                                       Underlying         Compen-
        Principal Position                  Year            Salary         Bonus        Options(5)        sation(6)
        ------------------                  ----            ------         -----        ----------        ---------
Andre B. Lacy......................        1996(1)         $    ---      $    ---            ---           $  ---
Chief Executive Officer
Ronald P. White....................        1996(1)(2)        58,846           ---            ---              996
Chief Executive Officer                    1996(3)          155,000        24,130         25,000            3,651
                                           1995             127,000        48,260            ---            3,348
Thomas U. Young....................        1996(1)          112,500(4)        ---            ---              ---
President and Chief Operating              1996(3)              ---           ---            ---              ---
Officer                                    1995                 ---           ---            ---              ---

Michael J. Siereveld...............        1996(1)          123,750           ---            ---            1,749
Senior Vice President                      1996(3)          150,000        22,000         25,000            3,581
                                           1995             110,000        44,000            ---            3,348

--------------------

(1) Represents amounts paid in the nine-month period from April 1, 1996 through December 31, 1996.
(2) By a letter dated July 22, 1996, Mr. White resigned as a director and as President of the Company.
(3)  Represents amounts paid in the fiscal year ended March 31, 1996.
(4) Represents sums paid by the Company to AutoPaints for services provided to the Company by Mr. Young.
(5)  Represents the number of shares for which options have been granted.
(6) Represents the Company's 25% match of up to 6% of employee deferrals of currently earned income into the 401(k) Employee Savings Plan and any profit sharing contributions made by the Company for eligible employees to the 401(k) Employee Savings Plan at the rate of 1% of compensation.

             Stock Options Granted in Period Ended December 31, 1996

     No options were granted to the Named Executive Officers during the period ended December 31, 1996.

          Aggregated Option Exercises in Period Ended December 31, 1996
                        and Fiscal Year-End Option Values

                                                                   Number of Securities
                                                                  Underlying Unexercised       Value of In-the-Money
                                 Shares                           Options at the Period        Unexercised Options at
                               Acquired on          Value                 ended                   the Period ended
           Name               Exercise (#)      Realized ($)         December 31, 1996        December 31, 1996 ($)(1)
           ----               ------------      ------------         -----------------        ------------------------
Andre B. Lacy                      ---               ---                   ---                          $---
Ronald P. White                    ---               ---                44,000(2)                        ---
Thomas U. Young                    ---               ---                   ---                           ---
Michael J. Siereveld               ---               ---                42,000                           ---

-------------------

(1) Since the market value of the Company's Common Stock was $7.25 per share at December 31, 1996, which price is lower than the option price of the Common Stock, all of these outstanding stock options were "out of the money."

(2) All such options expired on October 22, 1996 in accordance with the terms of the Company's stock option plan and Mr. White's stock option agreement with the Company.

Compensation Committee Interlocks and Insider Participation

     For the period ended December 31, 1996, the Compensation Committee of the Board (the "Committee") consisted of Ms. Eccles, Mr. Frechette and Mr. Wiseman.

     Mr. Lacy, the Company's Chief Executive Officer, is a member of the Compensation Committee of Patterson Dental Company. Mr. Frechette, who is a Director and member of the Company's Compensation Committee, is the Chief Executive Officer of Patterson Dental Company.

Compensation Committee Report on Executive Compensation

Overview and Philosophy

     The Committee is responsible for developing and making recommendations to the Board with respect to the Company's executive compensation policies. In addition, the Committee, pursuant to authority delegated by the Board, determines on an annual basis the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company.

     The objectives of the Company's executive compensation program are to:

     _    Support the achievement of desired Company performance.

     _ Provide compensation that will attract and retain superior talent and reward performance.

     _ Align the executive officers' interests with the success of the Company by placing a portion of pay at risk, with payout dependent upon corporate performance.

      The executive compensation program provides an overall level of compensation opportunity that is competitive with companies of comparable size and complexity. The Committee will use its discretion to set executive compensation where in its judgment external, internal or an individual's circumstances warrant it.

Executive Officer Compensation Program

      The Company's executive officer compensation program is comprised of base salary, annual cash incentive compensation, long-term incentive compensation in the form of stock options, and various benefits, including medical and deferred compensation plans, generally available to employees of the Company.

Base Salary

      Base salary levels for the Company's executive officers are competitively set relative to other comparable companies. In determining salaries the Committee also takes into account individual experience and performance.

Annual Incentive Compensation

      The Company's annual incentive program for executive officers and key managers provides direct financial incentives in the form of an annual cash bonus to executives based on the Company's ability to create economic value. Economic value is measured by the Company's ability to generate a return in excess of the Company's cost of capital.

      Specific individual performance was also taken into account in determining
bonuses,   including   meeting   department  goals,   attitude,   dependability,
cooperation with co-workers, and creativity or ideas that benefit the Company.


Stock Option Program

      The stock option program is the Company's long-term incentive plan for executive officers and key employees. The objectives of the program are to align executive and shareholder long-term interests by creating a strong and direct link between executive pay and shareholder return, and to enable executives to develop and maintain a significant, long-term ownership position in the Company's Common Stock.

      The Company's stock option plan was adopted by the Company's Board of Directors in November 1993 and was ratified by the sole stockholder on November 30, 1993. The stock option plan provides for the grant of both incentive stock options intended to qualify for preferential tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended, and nonqualified stock options that do not qualify for such treatment. The stock option plan authorizes a committee of directors to award executive and key employee stock options. Stock options are granted at an option price equal to the fair market value of the Company's Common Stock on the date of grant, have ten year terms and can have exercise restrictions established by the Committee. A total of 600,000 shares of Common Stock have been reserved for issuance under the stock option plan.

Deferred Compensation

      The Company's employees participate in the FinishMaster, Inc. 401(k) Employee Savings Plan. The 401(k) plan is a "cash or deferred" plan under which employees may elect to contribute a certain portion of their annual compensation which they would otherwise be eligible to receive in cash. The Company has agreed to make a matching contribution of 25% of the employees' contributions of up to 6% of their annual compensation. Contributions must be made from current or retained earnings of the Company. All full time employees of the Company or its subsidiary who have completed one year of service are eligible to participate in the plan. Participants are immediately 100% vested in all contributions. The plan does not contain an established termination date, and it is not anticipated that it will be terminated at any time in the foreseeable future.

Benefits

      The Company provides medical benefits to the executive officers that are generally available to Company employees. The amount of perquisites, as determined in accordance with the rules of the SEC relating to executive compensation, did not exceed 10% of salary for the period ended December 31, 1996.

Chief Executive Officer

     On July 22, 1996 Mr. White resigned as the Company's Chief Executive Officer. His base salary for the period between April 1, 1996 and July 22, 1996 was $58,846.

      The factors discussed under "Annual Incentive Compensation," above, were also applied in establishing the amount paid to Mr. White as a bonus during such period. Significant factors in establishing Mr. White's compensation were the Company's ability to create economic value and general business development.

      Andre B. Lacy served as the Company's Chief Executive Officer for period ended December 31, 1996, having first been named to such position in July, 1996. Mr. Lacy does not receive any compensation from the Company for his services as a director and the Chief Executive Officer of the Company.

      The Compensation Committee of the Company for the period ended December 31, 1996:

                                Margot L. Eccles
                               Peter L. Frechette
                                Walter S. Wiseman

                          COMPARATIVE STOCK PERFORMANCE

        The graph below compares the cumulative total shareholder return on the Common Stock of the Company for the period beginning March 31, 1994 and ending December 31, 1996, with the cumulative total return on the CRSP Total Return Index for the Nasdaq Stock Market (US Companies) (1) and the Nasdaq index of Non-Financial Companies (2) over the same period, assuming the investment of $100 in the Company's Common Stock, the Nasdaq U.S. Index and the Nasdaq Non-Financial Index on February 23, 1994, and reinvestment of all dividends.

[Chart omitted]

                            2/23/94    3/31/94   3/31/95   3/31/96   12/31/96
                            -------    -------   -------   -------   --------
FinishMaster                  100        83        140       105         65
NASDAQ Stock market- US       100        94        105       142        159
NASDAQ Non-Financial          100        94        103       137        167


----------------------
(1) The CRSP Total Return Index for the Nasdaq Stock Market (US Companies) is composed of all domestic common shares traded on the Nasdaq National Market and the Nasdaq Small-Cap Market.

(2)     Nasdaq index of non-financial companies.

Certain Transactions With Related Persons

        During the period between July 10, 1996 and December 31, 1996, AutoPaints has made certain AutoPaints employees available to the Company to perform certain managerial tasks. Accordingly, the Company paid $176,679 in the aggregate to AutoPaints during the period ended December 31, 1996, in return for the services of AutoPaints employees. Of such amount, $112,500 was paid in connection with the services of Mr. Young as the Company's President and Chief Operating Officer. Additionally, AutoPaints provides certain miscellaneous services from time to time when requested by the Company.

Recent Developments

        On December 20, 1996, the Company changed its corporate domicile from the State of Michigan to the State of Indiana by merging with and into FinishMaster, Inc., an Indiana corporation originally organized as a wholly-owned subsidiary of the Company.


              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS

        The Board of Directors proposes the ratification by the shareholders at the Annual Meeting of the appointment of the accounting firm of Coopers & Lybrand, LLP ("Coopers & Lybrand") as independent auditors for the fiscal year ended December 31, 1997. A representative of Coopers & Lybrand is expected to be present at the Annual Meeting with the opportunity to make a statement if [the representative] he so desires. He will also be available to respond to any appropriate questions shareholders may have.

Relationship with Independent Public Accountants

      The firm of Ernst & Young, LLP ("Ernst & Young") served as auditors for the Company for the fiscal year ended March 31, 1996. Effective July 10, 1996, the Board of Directors of the Company replaced Ernst & Young as independent auditors for the Company for the year ending March 31, 1997.

      On the same date, the Board of Directors of the Company approved the appointment of Coopers & Lybrand as independent auditors for the Company for the period ended March 31, 1997, to replace the firm of Ernst & Young. The decision to change auditors was recommended and approved by the Board of Directors of the Company.

      Ernst & Young's report on the Company's financial statements during the two most recent fiscal years contained no adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope or accounting principles. During the last two fiscal years and subsequent interim periods preceding this change, there were no disagreements between the Company and Ernst & Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

      At a meeting of the Board of Directors of the Company held on October 31, 1996, the Board of Directors of the Company determined to change the fiscal year of the Company from a fiscal year ending March 31 to a fiscal year ending December 31. As a result of such determination, the period covered by this proxy statement and the Company's most recent annual report on Form 10-K, which was filed on or before March 31, 1997, is the transition period from March 31, 1996 to December 31, 1996.

      RATIFICATION OF THE APPOINTMENT OF AUDITORS REQUIRES THAT THE VOTES CAST (IN PERSON OR BY PROXY) AT THE ANNUAL MEETING OR AT ANY ADJOURNMENT THEREOF IN FAVOR OF RATIFICATION EXCEED THOSE CAST AGAINST.

                        VOTE REQUIRED TO APPROVE MATTERS

      A quorum for the meeting requires the presence in person or by proxy of holders of a majority of the outstanding shares of the Common Stock of the Company. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector(s) of election appointed for the meeting. Abstentions, "broker non-votes" (i.e., where brokers or nominees indicate that such persons have not received instructions from the beneficial owner or other person entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) and votes withheld will be treated as present for purposes of determining the presence of a quorum, but will not be counted as votes cast for or against the action to be taken on the matter.

      The election of each director requires a plurality of the votes cast. Votes withheld will be deemed not to have been cast. The Company's shareholders do not currently have the power to cumulate votes in the election of directors by (i) multiplying the number of votes they are entitled to cast by the number of directors for whom they are entitled to vote and (ii) casting the product for a single candidate or distributing the product among two or more candidates.


                              SHAREHOLDER PROPOSALS

      Any proposals which shareholders of the Company intend to present at the next annual meeting of the Company must be received by the Company by December 2, 1997, for inclusion in the Company's proxy statement and proxy form for that meeting.

                                  OTHER MATTERS

      Management is not aware of any business to come before the Annual Meeting other than those matters described in the Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

      The cost of  solicitation  of proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of the Common Stock. In addition to solicitation by mail, directors, officers, and employees of the Company may solicit proxies personally or by telephone without additional compensation.

      Each Shareholder is urged to complete, date and sign the proxy and return it promptly in the enclosed return envelope.

      Insofar as any of the information in this Proxy Statement may rest peculiarly within the knowledge of persons other than the Company, the Company relies upon information furnished by others for the accuracy and completeness thereof.

                                        By Order of the Board of Directors




                                        /s/ Andre B. Lacy

                                         Andre B. Lacy, Chairman of the Board
                                          and Chief Executive Officer

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                 REVOCABLE PROXY
                               FINISHMASTER, INC.
                         Annual Meeting of Shareholders
                                 April 30, 1997
   The undersigned hereby appoints Andre B. Lacy and Thomas U. Young, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of FinishMaster, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Hilton Hotel, 4747 28th Street, S.E., Grand Rapids, Michigan, on Wednesday, April 30, 1997, at 10:00 A.M., local time, and at any and all adjournments thereof, as follows:

1. The election as directors of all nominees listed below, except as marked to the contrary
                                                 |_| FOR      |_| VOTE WITHHELD

INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name on the list below:

                                 Andre B. Lacy
                                Thomas U. Young
                                Margot L. Eccles
                              William J. Fennessy
                               Walter S. Wiseman
                              Michael J. Siereveld
                               Peter L. Frechette
         (each for a one year term expiring at the next annual meeting)

2. Ratification of the appointment of Coopers & Lybrand, LLP as auditors for the year ending December 31, 1997.

                              [ ]   FOR      [ ]  AGAINST     [ ]   ABSTAIN

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

 The Board of Directors recommends a vote "FOR" each of the listed propositions.

     This Proxy may be revoked at any time prior to the voting thereof.

     The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the meeting, a proxy statement and an Annual Report to Shareholders.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                                        Date _____________________________, 1997


                                        ----------------------------------------
                                        Print Name of Shareholder


                                        ----------------------------------------
                                        Signature of Shareholder
 [ ] Please check this box
     if you  intend  to attend
     the  Annual   Meeting  of          ----------------------------------------
     Shareholders                       Print Name of Shareholder


                                        ----------------------------------------
                                        Signature of Shareholder

                                        Please sign as your name  appears on the
                                        envelope  in which this card was mailed.
                                        When  signing  as  attorney,   executor,
                                        administrator,   trustee  or   guardian,
                                        please give your full title. If shares are held jointly, each holder should sign.